EXHIBIT 10(ii)

EXECUTION VERSION

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of March 26, 2014 (this “Amendment”), to the Revolving Credit Agreement dated as of September 2, 2010, as amended on August 3, 2011 ( the “Credit Agreement”), among ANADARKO PETROLEUM CORPORATION, a corporation organized under the laws of the State of Delaware, as Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., DNB NOR BANK ASA, THE ROYAL BANK OF SCOTLAND PLC, SOCIETE GENERALE, and WELLS FARGO BANK, N.A, as co-syndication agents, and each of the Lenders from time to time party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth in this Amendment; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows:

I.Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

II.Amendment to the Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:
“Secured Appeal Bond Indebtedness” — of any Loan Party at any date, all obligations of such Loan Party, contingent or otherwise, as an account party or applicant under or in respect of one or more appeal bonds or letters of credit issued for the purpose of staying one or more judgments rendered against any Group Member, and which obligations are not secured by a Lien on any property of any Group Member except as expressly permitted by Section 5.05(g).
(b)Section 5.02(a) of the Credit Agreement is hereby amended:
(i)by deleting and replacing clause (iii) thereof in its entirety as follows:
“(iii) Indebtedness (other than Secured Appeal Bond Indebtedness) to any Person secured by a Lien on any property of such Loan Party if (x) the aggregate amount of all Indebtedness (other than Secured Appeal Bond Indebtedness) secured by a Lien on property of any Loan Party or a Domestic Subsidiary of such Loan Party (including any Indebtedness hereunder assuming for this purpose that Indebtedness in an amount equal to the Total Commitment is then outstanding hereunder) does not exceed, as of the date such Indebtedness is incurred, 15% of the

Borrower’s Consolidated Net Tangible Assets and (y) the incurrence of such Indebtedness would not reduce the amount of Indebtedness hereunder that may be secured from time to time by Principal Property without giving rise under any Reference Indenture to secure any obligation under such Reference Indenture on an equal and ratable basis,”
(ii)to delete the word “and” prior to clause (iv); and
(iii)to add a new clause (v) as follows:
“and (v) Secured Appeal Bond Indebtedness;”
(c)Section 5.05(g) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:
“(g) (i) deposits to secure (A) the performance of bids, trade contracts (other than for borrowed money), leases, surety and appeal bonds, performance bonds and (B) other obligations of a like nature incurred in the ordinary course of business and (ii) Liens on cash, cash equivalents and securities issued by a Person other than a Group Member to secure Secured Appeal Bond Indebtedness;”
III.Conditions Precedent to the Effectiveness of this Amendment.

(a)This Amendment shall become effective as of, and with effect from, the date (the “Effective Date”) on which the Administrative Agent has received duly executed signature pages to this Amendment from the Borrower and Lenders party to the Credit Agreement as of the date hereof representing Majority Lenders.

(b)All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lenders, which satisfaction shall be evidenced by the execution and delivery by the Lenders representing Majority Lenders of this Amendment.

(c)Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Effective Date, such representations and warranties shall continue to be true and correct as of such specified earlier date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the amendments set forth herein.

(d)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e)No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement.

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IV.No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Effective Date.

V.Expenses. The Borrower agrees to reimburse the Administrative Agent and the Lenders for their respective reasonable and documented out-of-pocket expenses incurred in connection with this Amendment (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP). Notwithstanding the foregoing, nothing in this Section V shall be deemed or construed to amend, modify or limit the scope of Section 9.03 of the Credit Agreement or any of the Credit Parties’ rights thereunder.

VI.Governing Law. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

VII.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

VIII.Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IX.Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

X.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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XI.Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XII.Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

XIII.Submission to Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Supreme Court of the State of New York, sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from either thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any of the other agents, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ANADARKO PETROLEUM CORPORATION

By:	/s/ ALBERT L. RICHEY
Name:	Albert L. Richey
Title:	Senior Vice President, Finance & Treasurer

[Signature Page - Second Amendment to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ MUHAMMAD HASAN
Name:	Muhammad Hasan
Title:	Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ H. BROCK HUDSON
Name:	H. Brock Hudson
Title:	Senior Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Managing Director

[Signature Page - Second Amendment to Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON
as a Lender

By:	/s/ HUSSAM S. ALSAHLANI
Name:	Hussam S. Alsahlani
Title:	Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

The Bank of Nova Scotia,
as a Lender

By:	/s/ TERRY DONOVAN
Name:	Terry Donovan
Title:	Managing Director

[Signature Page - Second Amendment to Revolving Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
as a Lender

By:	/s/ SHERWIN BRANDFORD
Name:	Sherwin Brandford
Title:	Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ NOAM AZACHI
Name:	Noam Azachi
Title:	Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

BNP Paribas,
as a Lender

By:	/s/ SRIRAM CHANDRASEKARAN
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ JULIEN PECOUD-BOUVET
Name:	Julien Pecoud-Bouvet
Title:	Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

Citibank, N.A.,
as a Lender

By:	/s/ EAMON BAQUI
Name:	Eamon Baqui
Title:	Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH,
as a Lender

By:	/s/ CHRISTOPHER DAY
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ SAMUEL MILLER
Name:	Samuel Miller
Title:	Authorized Signatory

[Signature Page - Second Amendment to Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ MING K. CHU
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ HEIDI SANDQUIST
Name:	Heidi Sandquist
Title:	Director

[Signature Page - Second Amendment to Revolving Credit Agreement]

DNB BANK ASA,
as a Lender

By:	/s/ KRISTIE LI
Name:	Kristie Li
Title:	First Vice President

DNB BANK ASA,
as a Lender

By:	/s/ NIKOLAI A. NACHAMKIN
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ ASHWIN RAMAKRISHNA
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

[Signature Page - Second Amendment to Revolving Credit Agreement]

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ DMITRIY BARSKLY
Name:	Dmitriy Barskly
Title:	Authorized Signatory

[Signature Page - Second Amendment to Revolving Credit Agreement]

REGIONS BANK,
as a Lender

By:	/s/ KELLY L. ELMORE III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

[Signature Page - Second Amendment to Revolving Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ DAVID SLYE
Name:	David Slye
Title:	Authorized Signatory

[Signature Page - Second Amendment to Revolving Credit Agreement]

SOCIETE GENERALE,
as a Lender

By:	/s/ DIEGO MEDINA
Name:	Diego Medina
Title:	Director

[Signature Page - Second Amendment to Revolving Credit Agreement]

Standard Chartered Bank,
as a Lender

By:	/s/ JOHANNA MINAYA
Name:	Johanna Minaya
Title:	Associate Director

By:	/s/ ROBERT K. REDDINGTON
Name:	Robert K. Reddington
Title:	Credit Documentation Manager
Credit Documentation Unit, WB Legal-Americas

[Signature Page - Second Amendment to Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ LANA GIFAS
Name:	Lana Gifas
Title:	Director

By:	/s/ JENNIFER ANDERSON
Name:	Jennifer Anderson
Title:	Associate Director

[Signature Page - Second Amendment to Revolving Credit Agreement]

WELLS FARGO,
as a Lender

By:	/s/ LARRY ROBINSON
Name:	Larry Robinson
Title:	Director

[Signature Page - Second Amendment to Revolving Credit Agreement]